OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2019
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES
OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	Notes	2019	2018
Contract liabilities		$562	$479
Lease liabilities		118	—
Pension obligations	30	99	80
Acquisition related provisions		68	78
Decommissioning retirement obligations		78	67
Concession payment liability		6	7
Other		56	23
		$987	$734

Brookfield Renewable has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and solar operation sites that are expected to be restored between the years 2027 to 2137. The estimated cost of decommissioning activities is based on a third-party assessment.
Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 24 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 28 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.
Lease liabilities are the result of implementing IFRS 16 on January 1, 2019.